UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2009
GENOMIC HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Penobscot Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 556-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 7, 2009, the following changes in titles and responsibilities of executive officers of Genomic Health, Inc. (the “Company”) were made:
     Kimberly J. Popovits, President and Chief Operating Officer, was appointed President and Chief Executive Officer.
     G. Bradley Cole, Executive Vice President, Operations, Chief Financial Officer and Secretary, was appointed Chief Operating Officer, Chief Financial Officer and Secretary.
     Randal W. Scott, Ph.D., Chairman of the Board and Chief Executive Officer, was appointed Executive Chairman of the Board.
     Kimberly J. Popovits, 50, served as the Company’s President and Chief Operating Officer from February 2002 until her appointment as President and Chief Executive Officer in January 2009. From November 1987 to February 2002, Ms. Popovits served in various roles at Genentech, Inc., a biotechnology company, most recently serving as Senior Vice President, Marketing and Sales from February 2001 to February 2002, and as Vice President, Sales from October 1994 to February 2001. Prior to joining Genentech, she served as Division Manager, Southeast Region, for American Critical Care, a Division of American Hospital Supply, a supplier of healthcare products to hospitals. Ms. Popovits is a director of Nuvelo, Inc.
     G. Bradley Cole, 52, served as the Company’s Executive Vice President, Operations from January 2008 and as Executive Vice President and Chief Financial Officer from July 2004 until his appointment as Chief Operating Officer and Chief Financial Officer in January 2009. Mr. Cole has also served as Secretary since February 2005. From December 1997 to May 2004, he served in various positions at Guidant Corporation, a medical device company, most recently serving as Vice President, Finance and Business Development for the Endovascular Solutions Group from January 2001 until May 2004. From July 1994 to December 1997, Mr. Cole was Vice President, Finance and Chief Financial Officer of Endovascular Technologies, Inc., a medical device company that was acquired by Guidant Corporation. From December 1988 to February 1994, he served as Vice President, Finance and Chief Financial Officer of Applied Biosystems Incorporated, a life sciences systems company.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 8, 2009, the Board of Directors of the Company amended and restated the Company’s bylaws (the “Bylaws”), as described below.
     Advance Notice Provisions. The advance notice provisions, which are set forth in Sections 2.2 and 3.1 of the Bylaws, have been updated and revised. The provisions require stockholders to give the Company advance notice of business or nominations for director proposed to be brought at an annual meeting. These provisions have been revised to change the required time for that notice from not earlier than 90 days nor more than 120 days after the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting to not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting, subject certain exceptions, as described in more detail below.
     In addition, the advance notice provisions now require a stockholder’s notice to include additional information, including details of derivative holdings, agreements and other arrangements regarding the stockholder’s and its affiliates’ shares, and agreements between the stockholder or its affiliates and any director nominee. Additional requirements also were added to the advance notice provisions, including a requirement that any business submitted by or nomination proposed by a stockholder will not be considered at a meeting (i) if the stockholder does not provide certain share ownership and other information updated as of the record date of the meeting or (ii) if the stockholder or a qualified representative of the stockholder does not appear to present the business or nomination. Section 2.2 of the Bylaws also was amended to clarify that the advance notice provisions relating to stockholder proposals do not apply to stockholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) and are included in the Company’s proxy statement.
     As a result of the Bylaw amendments, a stockholder may only bring business before an annual meeting if the stockholder (i) is a stockholder of record at the time of giving of the notice provided for in Section 2.2 of the Bylaws and also at the time of the annual meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in Section 2.2 of the Bylaws. These requirements apply to any business to be brought before an annual meeting by a stockholder, other than (1) the nomination of a person for election as a director, which must be made in compliance with Section 3.1 of the Bylaws, and (2) matters properly brought under Rule 14a-8 and included in the Company’s notice of meeting.
     For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice to the Company’s secretary in proper written form of the stockholder’s intent to propose such business and the business proposed must be otherwise proper to be brought before the meeting. To be timely, the stockholder’s notice must be received by the Company’s secretary not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting of stockholders, notice by the stockholder to be timely must be received by the Company’s secretary not later than the close of business on the later of (x) the 90th day prior to the date of the scheduled annual meeting and (y) the 7th day following the earlier to occur of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public announcement (as defined in the Bylaws) of the date of such scheduled annual meeting was first made. An adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of the stockholder’s notice described above. To be in proper form, a stockholder’s notice must comply with the requirements set forth in Section 2.2 of the Bylaws.
     Similarly, as a result of the Bylaw amendments, a stockholder may make a nomination of a person or persons for election to the board of directors at an annual meeting only if the stockholder (i) is a stockholder of record at the time of giving of the notice provided for in Section 3.1 and at the time of the annual meeting, (ii) is entitled to vote for the election of directors at the meeting, and (iii) complies with the notice procedures set forth in Section 3.1 of the Bylaws. Stockholder nominations must be made pursuant to timely notice in writing to the Company’s secretary and the notice must comply with the requirements and contain the information set forth in Section 3.1 of the Bylaws. The time periods for submitting the notice are the same as set forth above with respect to business proposed to be brought by a stockholder.
     Other Provisions. Section 9.3 of the Bylaws was amended to clarify that checks may be signed not only by persons designated by the board of directors, but also by persons designated by officers who have been delegated that authority.
     In addition to the amendments described above, the Bylaws were amended to clarify language and to make various technical corrections and non-substantive changes. In addition, on January 7, 2009, Section 4.1 of the Bylaws was amended to clarify that the board of directors may designate additional officers with titles and duties as the board deems appropriate or desirable, including the ability to appoint an executive chairman of the board.
     The foregoing description is a summary and is qualified in its entirety to the full text of the amended and restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, as amended and restated January 8, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: January 9, 2009

GENOMIC HEALTH, INC.
By	/s/ G. Bradley Cole
Name:	G. Bradley Cole
Title:	Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, as amended and restated January 8, 2009